UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12
TD Banknorth Inc.

(Name of Registrant as Specified in Its Charter)
n/a

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

      The following materials were distributed by TD Banknorth Inc. to employees.
Sale to TD
Key Messages and Q&A
November 20, 2006
•	When we announced the sale of a majority interest in Banknorth to TD in August of 2004, we told you that TD would likely buy the remaining interest in the company at some point in the future. That time is now.

•	TD has agreed to purchase the remaining shares of TD Banknorth for $32.33 in cash with a closing anticipated in March or April of 2007.

•	For most of us, it’s business as usual at TD Banknorth. The only major change will be our ownership structure.
The following Q&A is designed to answer many of the questions you may have. Managers have been asked to discuss today’s announcement at upcoming staff meetings and to address any questions or concerns you may have. Thank you.
Bill Ryan
Questions and Answers
1. Will the existing management team remain in place post closing?
Yes. The transaction is about changing our ownership structure and not our management team. As previously announced, Bharat Masrani will assume the role of CEO on March 1, 2007, reporting to Bill Ryan, Chairman of the Board.
2. Are we going to change our name?
No. We will continue to operate as TD Banknorth.
3. Will the company continue to be headquartered in Portland?
Yes. The only major change is our ownership structure.
4. Do we anticipate layoffs as a result of this announcement?
Cost savings were not a major factor in TD’s decision to acquire the rest of the company and there no planned layoffs as a result of this transaction. TD is committed to growing its U.S. banking platform in the Northeast.

5. Should we anticipate any changes to our existing benefit programs as a result of the transaction?
No. Existing benefit programs will remain in place, with the exception of plans that include, or are based on, TD Banknorth stock. There are no plans to convert to the TD employee benefit plans.
6. What will happen to the TD Banknorth Employee Stock Purchase (ESPP) Plan?
Employees currently participating in the ESPP will purchase shares as of December 31, 2006. The ESPP will be discontinued as of January 1, 2007.
7. What will happen to shares of TD Banknorth that I have purchased through the ESPP?
Your shares purchased through the ESPP will be exchanged for $32.33 in cash.
8. What will happen to TD Banknorth stock held in the TD Banknorth 401K Plan?
TD Banknorth shares held in your 401K will be exchanged for cash at $32.33 at closing. You will then be able to allocate that cash among the remaining investment options offered by the 401(k) Plan. TD Banknorth shares will no longer be offered as an investment option post closing.
9. What will happen to our existing pension plan?
No changes to the pension plan are contemplated as a result of this transaction.
10. What will happen to ongoing company-wide initiatives such as the Business Process Improvement (BPI) initiative or ongoing efforts to optimize our branch network?
As we’ve said, it’s business as usual at TD Banknorth. We have a significant number of major initiatives underway and those will not slow down as a result of this announcement.
11. What should I tell my customers?
The simple message both for employees and customers is that it is business as usual at TD Banknorth. The only major change is our ownership structure. Customers will continue to benefit from the great products and services we offer today and will be serviced by the same dedicated employees.

Forward-Looking Statement and Other Additional Information
This question and answer document contains “forward-looking statements.” Such statements include, but are not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of TD Bank Financial Group’s and TD Banknorth’s management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: change in general economic conditions; the performance of financial markets and interest rates; the ability to obtain the approval of the transaction by TD Banknorth stockholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and schedule; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD Bank Financial Group’s and TD Banknorth’s results to differ materially from those described in the forward-looking statements can be found in the 2005 Annual Report on Form 40-F for TD Bank Financial Group and the 2005 Annual Report on Form 10-K of TD Banknorth filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
In connection with the proposed merger, TD Banknorth will file a proxy statement with the Securities and Exchange Commission. Stockholders of TD Banknorth are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement as well as other filings containing information about TD Bank Financial Group and TD Banknorth, when available, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations, (416) 308-9030, or to TD Banknorth Inc., Two Portland Square, P.O. Box 9540, Portland, ME 04112-9540, Attention: Investor Relations, (207) 761-8517.
TD Bank Financial Group, TD Banknorth, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding TD Bank Financial Group’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2005, which was filed with the Securities and Exchange Commission on December 12, 2005, and its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the Securities and Exchange Commission on February 24, 2006. Information regarding TD Banknorth’s directors and executive officers is available in TD Banknorth’s proxy statement for its most recent annual meeting, which was filed with the Securities and Exchange Commission on March 30, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Employee Q & A
TD Banknorth Equity Plans
November 20, 2006
We anticipate that there will be many questions from employees regarding how TD Banknorth stock options and Restricted Stock Units (RSUs) will be impacted following the announcement today of TD Bank’s intent to acquire the remaining controlling interest in TD Banknorth. We have prepared a summary Q&A to help address some of your questions with respect to this matter.
1. Is this event considered a change of control to TD Banknorth and will it affect my stock options?
No. This event is not considered a change of control to TD Banknorth. As such, the vesting of any outstanding options will not be accelerated and will continue to vest according to the original terms of the stock options agreement.
2. What happens to any options that have not been exercised by the Effective Date?
At the present time, all outstanding and unexercised options with an expiration date after 12/31/08 will convert to TD Bank stock options at the Effective Date. The number of TD Banknorth options will be multiplied by the Exchange Ratio (1) rounded down to the nearest whole share. The new TD Bank options will remain exercisable in accordance with the original terms of the stock option agreement. If this changes, we will communicate accordingly.
3. What happens to any options with an expiration date on or before 12/31/08?
These options will be exchanged for cash following the Effective Date using the exchange price of $32.33.
4. Will I be required to sell my options after the Effective Date?
You will not be required to sell or exercise your options after the Effective Date. You may exercise them up through the date of expiration unless your employment terminates. Exercises post termination will continue to be subject to the original terms of the stock option agreement.
5. What price will my options sell at if I exercise after the Effective Date?
Exercises that occur after the Effective Date will be processed using the market price of TD Bank stock at the time of exercise.
6. Will there be changes to the way we exercise our options?
We anticipate no change to the exercise procedures up until the Effective Date. For your convenience the exercise directions and TD Banknorth Stock Option Exercise Form are posted in the Outlook Public Folders under Human Resources. Also posted are the fee schedules and contact information for our designated brokers. If you do not have access to Outlook, please contact Theresa Bush at Theresa.Bush@TDBanknorth.com. All exercises are subject to approval. Details regarding how options will be exercised after the Effective Date will be communicated closer to the time of the transaction.
- more -

7. What happens to any RSUs that have not vested by the Effective Date?
At the Effective Date, all outstanding RSUs will convert to TD Bank RSUs. The number of TD Banknorth RSUs will be multiplied by the Exchange Ratio rounded down to the nearest whole share. Upon normal vesting, the new TD Bank RSUs will be cashed out in accordance with the original terms of the agreement.
If you have any additional questions, please contact Janet McGorty at (207) 761-8533 or by email at Janet.McGorty@TDBanknorth.com.
(1) Exchange Ratio — shall mean the Merger Consideration divided by the Valuation Weighted Average Share Price. Valuation Weighted Average Share Price shall mean the average of the daily weighted average prices for the Parent Common Shares on the Toronto Stock exchange, based on the trading data published in the Toronto Stock Exchange Daily Record, for the ten consecutive full trading days ending on the third Business Day prior to the Effective Time, rounded to the nearest three decimal places and converted into United States dollars using the spot exchange rate reported in The Wall Street Journal, for each applicable day, on the Business Day immediately following such day.
Forward-Looking Statement and Other Additional Information
This question and answer document contains “forward-looking statements.” Such statements include, but are not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of TD Bank Financial Group’s and TD Banknorth’s management and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: change in general economic conditions; the performance of financial markets and interest rates; the ability to obtain the approval of the transaction by TD Banknorth stockholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and schedule; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and Canada; acts of terrorism; and war or political instability. Additional factors that could cause TD Bank Financial Group’s and TD Banknorth’s results to differ materially from those described in the forward-looking statements can be found in the 2005 Annual Report on Form 40-F for TD Bank Financial Group and the 2005 Annual Report on Form 10-K of TD Banknorth filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
In connection with the proposed merger, TD Banknorth will file a proxy statement with the Securities and Exchange Commission. Stockholders of TD Banknorth are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement as well as other filings containing information about TD Bank Financial Group and TD Banknorth, when available, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations, (416) 308-9030, or to TD Banknorth Inc., Two Portland Square, P.O. Box 9540, Portland, ME 04112-9540, Attention: Investor Relations, (207) 761-8517.
TD Bank Financial Group, TD Banknorth, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding TD Bank Financial Group’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2005, which was filed with the Securities and Exchange Commission on December 12, 2005, and its notice of annual meeting and proxy circular for its most recent annual meeting, which was filed with the Securities and Exchange Commission on February 24, 2006. Information regarding TD Banknorth’s directors and executive officers is available in TD Banknorth’s proxy statement for its most recent annual meeting, which was filed with the Securities and Exchange Commission on March 30, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available.